                       NOTICE OF GUARANTEED DELIVERY FOR
                          TIME WARNER COMPANIES, INC.


     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Time Warner Companies, Inc. ('TWC') made pursuant to the Prospectus, dated February 13, 1998 (the 'Prospectus'), if certificates for Outstanding Debentures of TWC are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach TWC prior to midnight, New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to The Chase Manhattan Bank (the 'Exchange Agent') as set forth below. Capitalized terms not defined herein are defined in the Prospectus.


             DELIVERY TO: THE CHASE MANHATTAN BANK, EXCHANGE AGENT

           By Mail, Hand or Overnight Courier                            Facsimile Transmission Number
                     55 Water Street                                           (212) 638-7375 or
                Room 234, North Building                                        (212) 344-9367
                   New York, NY 10041                                            (FOR ELIGIBLE
                Attention: Carlos Esteves                                     INSTITUTIONS ONLY)
               (IF BY MAIL, REGISTERED OR                                    Confirm by Telephone
               CERTIFIED MAIL RECOMMENDED)                                      (212) 638-0828

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE,
         OR TRANSMISSION OF INSTRUCTION VIA FACSIMILE OTHER THAN AS SET
               FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to TWC the principal amount of Outstanding Debentures set forth below, pursuant to the guaranteed delivery procedure described in 'The Exchange Offer -- Guaranteed Delivery Procedures' section of the Prospectus.

Principal Amount of Outstanding Debentures Tendered:*

$____________________________________________________      If Outstanding Debentures will be delivered by book-entry
Certificate Nos. (if available):                           transfer to The Depository Trust Company provide account
                                                           number.
_____________________________________________________
Total Principal Amount Represented by Outstanding
Debentures Certificate(s):                                 Account Number__________________________________________
$____________________________________________________

------------
* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

                                PLEASE SIGN HERE

x__________________________________________________________________________            ________________
Signature(s) of Owner(s) or Authorized Signatory                                              Date

Area Code and Telephone Number: _______________________________________________________________________

     Must be signed by the holder(s) of Outstanding Debentures as their name(s) appear(s) on certificates for Outstanding Debentures or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):          ________________________________________________________________

                  ________________________________________________________________

                  ________________________________________________________________

                  ________________________________________________________________


Capacity:

Address(es):      _______________________________________________________________

                  ________________________________________________________________

                  ________________________________________________________________

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Outstanding Debentures tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Outstanding Debentures into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in 'The Exchange Offer -- Guaranteed Delivery Procedures' section of the Prospectus, together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.

________________________________________________________  ________________________________________________________
                      NAME OF FIRM                                          AUTHORIZED SIGNATURE

________________________________________________________  ________________________________________________________
                        ADDRESS                                                    TITLE

________________________________________________________  Name: __________________________________________________
                                                ZIP CODE                    (PLEASE TYPE OR PRINT)

Area Code and Tel. No. _________________________________  Dated:__________________________________________________

NOTE: DO NOT SEND CERTIFICATES FOR OUTSTANDING DEBENTURES WITH THIS FORM.
      CERTIFICATES FOR OUTSTANDING DEBENTURES SHOULD BE SENT ONLY WITH A COPY OF YOUR EXECUTED LETTER OF TRANSMITTAL.